FVAguilar

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada
89701-4201 (775) 684-5708
Website: www.nvsos.gov

Articles of Domestication

(PURSUANT TO NRS 92A.270)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the name and type of Domestic entity as set forth in its charter documents.
2. Entity name prior to domestication.
3. Enter original filing date and jursidication of un-domesticated entity.
4. Jurisdiction that constituted the principal place of business of the un-domesticated organization, see below.
5. SIGNATURE(S): Must be signed by Authorized Signer. Form will be returned if unsigned.
6. The filing must be submitted with the following:
   - *The appropriate formation document for the type of domestic entity.*
   - A certified copy of the charter document, or the equivalent, if any, of the undomesticated organization.
   - A certificate of good standing, or the equivalent, from the jurisdiction where the undomesticated organization was chartered immediately before filing the articles of domestication (within 90 days).
7. If the foreign undomesticated entity is on file a cancellation/dissolution will need to be submitted with the appropriate fees.
8. If the name of the domesticating entity is not available a notarized name consent will need to be submitted.

1. Domestic Entity Information:	Name of Domestic Entity as set forth in its Charter Documents: Conexeu Sciences Inc. Type of Domestic Entity as set forth in its Charter Documents: Corporation
2. Prior Name:	Entity Name Before Filing Articles of Domestication: Conexeu Sciences Inc.
3. Original Filing Date and jurisdiction:	Original Jurisdiction of Formation: British Columbia Original File Date: November 2, 2022
4. Jurisdiction:	Jurisdiction that constituted the principal place of business or central administration of the undomesticated organization, or any other equivalent thereto pursuant to applicable law, immediately before filing the articles of domestication. British Columbia
5. Signature: (Required)	X [signature] Signature — 04/08/2025 Date

This form must be accompanied by appropriate fees.

BRITISH COLUMBIA

Number: **BC1385295**

CERTIFICATE
OF
GOOD STANDING

BUSINESS CORPORATIONS ACT

I Hereby Certify *that,* according to the corporate register maintained by me, **CONEXEU SCIENCES INC.** was incorporated as a company under the laws of the Province of British Columbia, is a valid and existing company and is, with respect to the filing of annual reports, in good standing.

Issued *under my hand at Victoria, British Columbia*
On April 7, 2025

T.K. SPARKS
Registrar of Companies
Province of British Columbia
Canada

BRITISH COLUMBIA

BC1385295

BUSINESS CORPORATIONS ACT

I Hereby Certify *that* the documents annexed hereto and relating to **CONEXEU SCIENCES INC.** are true copies of the documents on file with the Registrar of Companies.

Issued under my hand and Seal of Office
at Victoria, British Columbia,
on January 14, 2025

T.K. SPARKS
Registrar of Companies
PROVINCE OF BRITISH COLUMBIA
CANADA

DUPLICATE

Number: BC1385295

BRITISH COLUMBIA

CERTIFICATE
OF
INCORPORATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that CONEXEU SCIENCES INC. was incorporated under the Business Corporations Act on November 2, 2022 at 04:08 PM Pacific Time.

Issued under my hand at Victoria, British Columbia
On November 2, 2022

T.K. SPARKS
Registrar of Companies
Province of British Columbia
Canada

Date and Time: January 14, 2025 09:37 AM Pacific Time

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Incorporation Application

FORM 1
BUSINESS CORPORATIONS ACT
Section 10

FILING DETAILS:	*Incorporation Application for:* **CONEXEU SCIENCES INC.**
	Incorporation Number: **BC1385295**
Filed Date and Time:	**November 2, 2022 04:08 PM Pacific Time**
Recognition Date and Time:	**Incorporated on November 2, 2022 04:08 PM Pacific Time**

INCORPORATION APPLICATION

Name Reservation Number:
NR6173149

Name Reserved:
CONEXEU SCIENCES INC.

INCORPORATION EFFECTIVE DATE:

The incorporation is to take effect at the time that this application is filed with the Registrar.

INCORPORATOR INFORMATION

Corporation or Firm Name:
Davis Corporate Solutions Inc.

Mailing Address:
2800 PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

COMPLETING PARTY

Last Name, First Name, Middle Name:
McDonald, Kim

Mailing Address:
2800 - 666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

Completing Party Statement

I, Kim McDonald, the completing party, have examined the articles and the incorporation agreement applicable to the company that is to be incorporated by the filing of the Incorporation Application and confirm that:

a) the Articles and the Incorporation Agreement both contain a signature line for each person identified as an incorporator in the Incorporation Application with the name of that person set out legibly under the signature lines,

b) an original signature has been placed on each of those signature lines, and

c) I have no reason to believe that the signature placed on a signature line is not the signature of the person whose name is set out under that signature line.

NOTICE OF ARTICLES

Name of Company:

CONEXEU SCIENCES INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
2800 PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

Delivery Address:
2800 PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
2800 PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

Delivery Address:
2800 PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Hartwell, Ryan

Mailing Address:
71 WEST 2ND AVE. UNIT 234
VANCOUVER BC V5Y 0J7
CANADA

Delivery Address:
71 WEST 2ND AVE. UNIT 234
VANCOUVER BC V5Y 0J7
CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Class A Voting Common Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Class B Non-Voting Common Shares	Without Par Value With Special Rights or Restrictions attached

Date and Time: January 14, 2025 09:37 AM Pacific Time

BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: November 2, 2022 04:06 PM Pacific Time

Incorporation Number: BC1385295

Recognition Date and Time: Incorporated on November 2, 2022 04:06 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

CONEXEU SCIENCES INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
2800 PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

Delivery Address:
2800 PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
2800 PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

Delivery Address:
2800 PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Hartwell, Ryan

Mailing Address:
71 WEST 2ND AVE. UNIT 234
VANCOUVER BC V5Y 0J7
CANADA

Delivery Address:
71 WEST 2ND AVE. UNIT 234
VANCOUVER BC V5Y 0J7
CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Class A Voting Common Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Class B Non-Voting Common Shares	Without Par Value With Special Rights or Restrictions attached

Date and Time: January 14, 2025 09:37 AM Pacific Time

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: August 15, 2023 12:01 AM Pacific Time

Incorporation Number: **BC1385295**

Recognition Date and Time: Incorporated on November 2, 2022 04:08 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

CONEXEU SCIENCES INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2700,
1133 MELVILLE STREET
VANCOUVER BC V6E 4E5
CANADA

Delivery Address:
SUITE 2700,
1133 MELVILLE STREET
VANCOUVER BC V6E 4E5
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2700,
1133 MELVILLE STREET
VANCOUVER BC V6E 4E5
CANADA

Delivery Address:
SUITE 2700,
1133 MELVILLE STREET
VANCOUVER BC V6E 4E5
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Hartwell, Ryan

Mailing Address:
71 WEST 2ND AVE. UNIT 234
VANCOUVER BC V5Y 0J7
CANADA

Delivery Address:
71 WEST 2ND AVE. UNIT 234
VANCOUVER BC V5Y 0J7
CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Class A Voting Common Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Class B Non-Voting Common Shares	Without Par Value With Special Rights or Restrictions attached

Date and Time: January 14, 2025 09:37 AM Pacific Time

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: November 14, 2023 05:40 PM Pacific Time

Incorporation Number: **BC1385295**

Recognition Date and Time: Incorporated on November 2, 2022 04:08 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

GONEXEU SCIENCES INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2700,
1133 MELVILLE STREET
VANCOUVER BC V6E 4E5
CANADA

Delivery Address:
SUITE 2700,
1133 MELVILLE STREET
VANCOUVER BC V6E 4E5
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2700,
1133 MELVILLE STREET
VANCOUVER BC V6E 4E5
CANADA

Delivery Address:
SUITE 2700,
1133 MELVILLE STREET
VANCOUVER BC V6E 4E5
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Wright, Michael

Mailing Address:
14 CHEMIN VICTOR
MILLE-ISLES QC J0R 1H0
CANADA

Delivery Address:
14 CHEMIN VICTOR
MILLE-ISLES QC J0R 1H0
CANADA

Last Name, First Name, Middle Name:
Bogart, David R.

Mailing Address:
2652 BAYVIEW STREET
SURREY BC V4A 2Z4
CANADA

Delivery Address:
2652 BAYVIEW STREET
SURREY BC V4A 2Z4
CANADA

Last Name, First Name, Middle Name:
Hartwell, Ryan

Mailing Address:
71 WEST 2ND AVE. UNIT 234
VANCOUVER BC V5Y 0J7
CANADA

Delivery Address:
71 WEST 2ND AVE. UNIT 234
VANCOUVER BC V5Y 0J7
CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Class A Voting Common Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Class B Non-Voting Common Shares	Without Par Value With Special Rights or Restrictions attached